UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2007 (July 18, 2007)

Prestige Capital Corporation

(Exact name of registrant as specified in its charter)

Nevada	033-03583-S	93-0945181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1348 E. 3330 S., Suite 202, Salt Lake City		Utah 84106
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 466-0041

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 18, 2007, Tim Misewicz, and President and director of the Company resigned from both positions. As of August 25, 2007, Randy Zundel, a current officer and director will serve as President and director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prestige Capital Corporation

Date: August 29, 2007	/s/ Randy Zundel
Randy Zundel President